Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This First Amendment to Amended and Restated Credit Agreement (this “Amendment”) is dated as of August 7, 2015, and is between the Lenders identified on the signature pages hereof, WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in that capacity, “Agent”), BOISE CASCADE COMPANY, a Delaware corporation (“Boise Cascade”), and the Subsidiaries of Boise Cascade identified as Borrowers on the signature pages hereof (such Subsidiaries, together with Boise Cascade, “Borrowers”).
WHEREAS, the Lenders, Agent, and Borrowers entered into an Amended and Restated Credit Agreement dated as of May 15, 2015 (as amended, restated, supplemented, or otherwise modified before the date of this Amendment, the “Credit Agreement”); and
WHEREAS, Boise Cascade desires that Agent and the Revolving Lenders amend the Applicable Margin as set forth herein. Agent and the Revolving Lenders are willing to make the foregoing amendment subject to the terms of this Amendment.
NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Definitions. Defined terms used but not defined in this Amendment are as defined in the Credit Agreement.
2.    Amendment. Subject to the satisfaction of the conditions to the Amendment Effective Date set forth in Section 4 hereof, Borrowers, Agent and the Revolving Lenders hereby agree as follows:
(a)    The definition of “Applicable Margin” in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Applicable Margin” means, as of any date of determination with respect to any portion of the outstanding Advances or the Term Loan, the applicable margin set forth in the following table applicable to the Advances or the Term Loan, as the case may be, and that corresponds to the most recent Average Excess Availability calculation delivered to Agent pursuant to Section 5.1 of the Agreement (the “Average Excess Availability Calculation”):

69486695_2

		Applicable Margin Advances
Level	Average Excess Availability Calculation	Base Rate Loans	LIBOR Rate Loans
I	If Average Excess Availability is greater than 66% of the aggregate Revolver Commitments	0.25%	1.25%
II	If Average Excess Availability is greater than 33% but less than or equal to 66% of the aggregate Revolver Commitments	0.50%	1.50%
III	If Average Excess Availability is less than or equal to 33% of the aggregate Revolver Commitments	0.75%	1.75%

		Applicable Margin Term Loan
Level	Average Excess Availability Calculation	Base Rate Loans	LIBOR Rate Loans
I	If Average Excess Availability is greater than 40% of the aggregate Revolver Commitments	0.75%	1.75%
II	If Average Excess Availability is greater than 20% but less than or equal to 40% of the aggregate Revolver Commitments	1.00%	2.00%
III	If Average Excess Availability is less than or equal to 20% of the aggregate Revolver Commitments	1.25%	2.25%
The Applicable Margin shall be based upon the most recent Average Excess Availability Calculation, which will be calculated as of the end of each fiscal quarter. The Applicable Margin shall be re-determined quarterly on the first day of the month following the date of delivery to Agent of the certified calculation of Average Excess Availability pursuant to Section 5.1 of the Agreement; provided, however, that if Borrowers fail to provide such certification when such certification is due, the Applicable Margin shall be set at the margin in the row styled “Level III” of each of the immediately foregoing tables as of the first day of the month following the date on which the certification was required to be delivered until the date on which such certification is delivered (on which date (but not retroactively), without constituting a waiver of any Default or Event of Default occasioned by the failure to timely deliver such certification, the Applicable Margin shall be set at the margin based upon the calculations disclosed by such certification). In the event that the information

69486695_2

regarding Average Excess Availability contained in any certificate delivered pursuant to Section 5.1 of the Agreement is shown to be inaccurate, and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (a “Higher Applicable Margin Period”) than the Applicable Margin actually applied for such Higher Applicable Margin Period, then (i) Borrowers shall immediately deliver to Agent a correct certificate for such Higher Applicable Margin Period, (ii) the Applicable Margin shall be determined as if the correct Applicable Margin (as set forth in the applicable table above) were applicable for such Higher Applicable Margin Period, and (iii) Borrowers shall within one (1) Business Day deliver to Agent full payment in respect of the accrued additional interest as a result of such increased Applicable Margin for such Higher Applicable Margin Period, which payment shall be promptly applied by Agent to the affected Obligations.
3.    Representations. To induce Agent and the Revolving Lenders to enter into this Amendment, each Borrower hereby represents to Agent and the Revolving Lenders as of the date hereof as follows:
(a)    that such Borrower is duly authorized to execute and deliver this Amendment, and that each Loan Party is duly authorized to perform its obligations under the Loan Documents to which it is a party;
(b)    that the execution and delivery of this Amendment by such Borrower do not and will not violate any material provision of federal, state or local law or regulation applicable to it or of their respective Governing Documents, or of any order, judgment, or decree of any court or other Governmental Authority binding on them;
(c)    that this Amendment is a legal, valid, and binding obligation of each Loan Party hereto, enforceable against such Loan Party in accordance with its terms, except as enforcement is limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally;
(d)    that, as of the Amendment Effective Date and after giving effect to this Amendment, the representation and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), in each case with the same effect as if such representations and warranties had been made on the Amendment Effective Date, except to the extent that any such representation or warranty expressly relates to an earlier date; and
(e)    that, as of the Amendment Effective Date and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
4.    Conditions. This Amendment shall become effective on the date this Amendment shall have been executed and delivered by Agent, the Revolving Lenders and Borrowers, and acknowledged by the Guarantor (such date, the “Amendment Effective Date”).

69486695_2

Agent’s delivery to Boise Cascade of a copy of this Amendment executed by all necessary parties described in this Section 4 shall be deemed evidence that the Amendment Effective Date has occurred.
5.    Miscellaneous. (a) This Amendment is governed by, and is to be construed in accordance with, the laws of the State of New York. Each provision of this Amendment is severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.
(b)    This Amendment binds Agent, the Revolving Lenders and Borrowers and their respective successors and assigns, and will inure to the benefit of Agent, the Revolving Lenders and Borrowers and the successors and assigns of Agent and each Revolving Lender.
(c)    Except as specifically modified by the terms of this Amendment, all other terms and provisions of the Credit Agreement and the other Loan Documents are incorporated by reference in this Amendment and in all respects continue in full force and effect. Each Borrower, by execution of this Amendment, and the Guarantor, by acknowledgement of this Amendment, hereby reaffirms, assumes, and binds themselves to all applicable obligations, duties, rights, covenants, terms, and conditions that are contained in the Credit Agreement (as amended hereby) and the other Loan Documents (including the granting of any Liens for the benefit of Agent and the Lenders).
(d)    This Amendment is a Loan Document. Each Borrower acknowledges that Agent’s reasonable costs and expenses (including reasonable attorneys’ fees) incurred in connection with this Amendment constitute Lender Group Expenses.
(e)    The parties may sign this Amendment in several counterparts, each of which will be deemed to be an original but all of which together will constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.
[SIGNATURE PAGES TO FOLLOW]

69486695_2

The parties are signing this First Amendment to Amended and Restated Credit Agreement as of the date stated in the introductory clause.
BOISE CASCADE COMPANY,
a Delaware corporation, as a Borrower
By:    /s/ Wayne Rancourt
Name:    Wayne Rancourt
Title:    EVP, CFO & Treasurer
BOISE CASCADE BUILDING MATERIALS DISTRIBUTION, L.L.C.,
a Delaware limited liability company, as a Borrower
By:    /s/ Wayne Rancourt
Name:    Wayne Rancourt
Title:    EVP, CFO & Treasurer
BOISE CASCADE WOOD PRODUCTS, L.L.C.,
a Delaware limited liability company, as a Borrower
By:    /s/ Wayne Rancourt
Name:    Wayne Rancourt
Title:    EVP, CFO & Treasurer

[Signature page to First Amendment to Amended and Restated Credit Agreement]

WELLS FARGO CAPITAL FINANCE, LLC,
as Agent and as a Lender
By:    /s/ Nicholas Ply
Name:    Nicholas Ply
Title:    Vice President

[Signature page to First Amendment to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender
By:    /s/ Gregory A. Jones
Name:    Gregory A. Jones
Title:    Senior Vice President

[Signature page to First Amendment to Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Thomas P. Chidester
Name:    Thomas P. Chidester
Title:    Vice President

[Signature page to First Amendment to Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Lender
By:    /s/ Jordan Azar
Name:    Jordan Azar
Title:    Authorized Officer

[Signature page to First Amendment to Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Jeanette Vanderbergh
Name:    Jeanette Vanderbergh
Title:    Senior Vice President

[Signature page to First Amendment to Amended and Restated Credit Agreement]

Acknowledged and Agreed:
BOISE CASCADE WOOD PRODUCTS HOLDINGS CORP.,
a Delaware corporation, as Guarantor
By:    /s/ Wayne Rancourt
Name:    Wayne Rancourt
Title:    EVP, CFO & Treasurer

[Signature page to First Amendment to Amended and Restated Credit Agreement]